UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 11, 2006

                         INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)

                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)

                                 (973) 875-6423
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective January 11, 2006, the Board of Directors of International Power Group, Ltd., a Delaware corporation ("IPWG"), appointed Walter J. Salvadore as a member of its Board of Directors to fill the vacancy created by the departure of John Malin (See the Form 8-K filed by IPWG on December 21, 2005).

      Since 1982, Mr. Salvadore (age 50), a ceramic engineer, has been the president of R&S Enterprises, a business consulting firm located in Medford, New Jersey. In addition, since 2000, he has maintained a junior partnership position in Draseena Funds Group, an asset management firm located in Stateline, Nevada. From 1982 to 1999, Mr. Salvadore was the President and CEO of Risco, an engineering and distribution firm specializing in high temperature refractory and industrial insulation materials. From 1977 to 1982, he held various engineering and marketing positions with the Carborundum Company (Niagara Falls, New York).

      Mr. Salvador, a former president of the American Ceramic Society, has a B.S. degree in Ceramic Engineering from Rutgers University.

      There are no family relationships between Mr. Salvadore and any other executive officers or directors of IPWG. There have been no transactions during IPWG's last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which IPWG was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Salvadore had or will have a direct or direct material interest, except that Mr. Salvadore owns shares, warrants and options issued to him by IPWG. Specifically, Mr. Salvadore purchased 160,000 shares of common stock and 80,000 eighteen month warrants in a recent IPWG private placement for a total of $40,000. None of the warrants, which are exercisable at $.75 per share, have been exercised to date. In addition, in connection with Mr. Salvadore becoming a director of IPWG, the company issued him 500,000 five year options to purchase additional shares at $1.60 per share. To date, none of the options have been exercised.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTERNATIONAL POWER GROUP, LTD.

Date: January 11, 2006                  By: /s/ Peter Toscano
                                            ------------------------------------
                                            Peter Toscano
                                            President